                                                               November 16, 1998

Dear Fellow Shareholder:

     The Merger Fund(R) failed to meet its investment objectives in the fiscal year ended September 30, but we did manage to eke out a small gain that preserved an unbroken string of profitable years extending back to the Fund's inception in 1989. As previously reported, the Fund returned 0.8% in fiscal 1998. In addition to being adversely affected by the termination of several proposed mergers in which we had invested, the Fund's performance was hurt by a dramatic widening of arbitrage spreads in our fiscal fourth quarter as investors became extremely sensitive to perceived risk and many hedge funds were forced to dump takeover stocks. The good news is that the arbitrage business has taken a decided turn for the better in recent weeks -- as reflected in the Fund's
NAV -- and we begin the new fiscal year with our capital fully committed to a diversified portfolio of what we regard as highly attractive investment opportunities.

     The drubbing taken by many investors in the September quarter has put the spotlight on the riskiness of individual mutual funds. It will probably come as no surprise to our long-time shareholders to learn that The Merger Fund(R) remains one of the least risky equity funds in the Morningstar universe. In fact, for the three years ended September 30, 1998, the Fund showed the most consistent monthly returns, the least sensitivity to market fluctuations and the lowest Morningstar risk out of more than 1,900 equity funds. We are proud of the effectiveness of our risk-management strategies and the Fund's unique risk profile.

     After a surge in both the number and dollar value of newly announced deals in this year's first half, the pace of M&A activity has slowed as buyers and sellers struggle to find appropriate transaction prices at a time when economic forecasts are unusually divergent. Nonetheless, the fact that numerous major business combinations have been announced in the wake of the market's turbulence suggests that deal activity is not about to fall off a cliff. Qualitative factors, of course, are equally important to arbitrageurs, and the news here is also positive. As has become customary in these annual reports, we have included a series of charts which reflect the nature of the corporate reorganizations in which the Fund has invested. Chart 1 shows that negotiated, or "friendly," transactions represented 99% of the Fund's investments by dollar value as of September 30. Waging a hostile takeover attempt against a company protected by a poison pill, staggered board, restrictive by-laws and, in some cases, target-friendly state laws can be a quixotic endeavor, and most such efforts don't work. Arbs sometimes experience "windfalls" when the target is driven into the hands of a white knight, but it takes an extraordinary degree of planning and attention to detail for a hostile bidder to capture its prey.

     Chart 2 shows that virtually all of the acquisitions in which the Fund has recently invested are strategic in nature, meaning deals that involve a corporate buyer -- generally operating in the same industry as the target -- whose management sees the transaction as a means to achieve an important long-term business objective. Highly leveraged, financially driven takeovers of public companies remain relatively infrequent. As we noted last year, the bull market has narrowed the gap between private market values and public market values, meaning that fewer companies are attractive candidates for LBOs. Moreover, LBO firms often still find themselves "outgunned" by corporate buyers, whose richly valued shares represent high-powered currency with which to make acquisitions. Adding to the obstacles faced by buyout companies is the fact that the recent flight to quality in the debt markets has practically closed the junk-bond market to new issuers, making highly leveraged transactions much harder to finance on acceptable terms. Should recession fears abate and yield spreads return to more typical levels, LBO activity is likely to pick up, but until then these transactions will be few and far between. Although, as arbitrageurs, we would like to see as many potential acquirers of publicly traded companies as possible, we would rather invest in strategic deals than LBOs since the latter tend to be more "accident prone" and subject to renegotiation or termination.

     Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) has invested. Because stock-for-stock deals offer tax benefits to sellers and allow many buyers to avoid the hit to earnings associated with the amortization of goodwill, shares -- as opposed to cash -- remain the currency of choice for making acquisitions. However, had the market's sell-off this summer deepened instead of having reversed itself, the percentage of all-cash transactions probably would be running at higher levels. Corporate managers are naturally reluctant to issue shares at what they view as bargain-basement prices. It is worth noting that many of the stock-for-stock mergers announced so far in the fourth quarter involve some form of "collar," in which the target's shareholders are promised a fixed value for their stock as long as the acquirer's shares trade within a specified range immediately prior to the close. Such flexible exchange ratios offer meaningful price protection and are often preferred by sellers following periods of unusual market volatility.

     Chart 4 shows our investments classified by economic sector. As has been the case each year since the Fund's inception, financial services, a category that includes banks, S&Ls and insurers, represents the largest segment of our portfolio (32%). Not only has consolidation in this sector continued to run at a rapid pace, but arbitrage spreads, which for many low-risk bank deals had offered annualized returns of under 10%, have recently widened to more attractive levels. Reflecting a spate of transactions involving manufacturers of medical devices and equipment, healthcare investments represent 14% of our holdings, up from 8% a year ago. Many of these deals are happening because the acquirers are seeking to broaden their product lines and leverage their existing sales and marketing infrastructure, a rationale that underlies much of the M&A activity in other industries as well. The energy sector, which last year accounted for 17% of our portfolio, now represents just 4%, in part because most of the obvious combinations in the oil patch, especially among the larger oil-field services companies, have already occurred.

     Finally, last month's decision to reopen The Merger Fund(R) to new investors reflects our optimism regarding the outlook for the merger arbitrage business and our unique investment vehicle. We have been through a difficult period, but we have been through difficult periods before, and each time the Fund's performance has returned to its historical trendline. We look forward to writing next year's letter!

                                         Sincerely,

                                         /s/ FREDERICK W. GREEN

                                         Frederick W. Green
                                         President

                              THE MERGER FUND(R)

                                   CHART 1
                            PORTFOLIO COMPOSITION
                               BY TYPE OF DEAL*


                               Friendly   98.7%
                               Hostile     1.3%


                                   CHART 2
                            PORTFOLIO COMPOSITION
                              BY TYPE OF BUYER*


                               Strategic  96.2%
                               Financial   3.8%


                                                            * Data as of 9/30/98

                              THE MERGER FUND(R)

                                   CHART 3
                            PORTFOLIO COMPOSITION
                               BY DEAL TERMS*


                             Cash              43.1%
                             Stock with Fixed
                             Exchange Ratio    33.8%
                             Cash & Stock      11.2%
                             Stock with
                             Flexible Exchange
                             Ratio              8.3%
                             Undetermined       3.6%


                                   CHART 4
                            PORTFOLIO COMPOSITION
                                  BY SECTOR*


                            Financial Services   31.9%
                            Healthcare           13.5%
                            Technology            8.6%
                            Telecommunications    7.1%
                            Consumer Non-Durables 6.7%
                            Consumer Durables     6.5%
                            Utilities             6.1%
                            Consumer Services     6.0%
                            Basic Industries      4.4%
                            Energy                4.0%
                            Transportation        3.8%
                            Business Services     1.4%

                                                            * Data as of 9/30/98

                      A $10,000 INVESTMENT SINCE INCEPTION

                        S&P500                      TMF
JAN-89                   10000                     10000
                          9751                     10099
                          9978                     10396
                         10496                     10472
                         10921                     10540
                         10859                     10676
                         11840                     10913
                         12071                     11168
                         12022                     10625
                         11743                     10184
                         11982                     10209
DEC-89                   12270                     10680
                         11446                     10057
                         11594                     10226
                         11901                     10571
                         11604                     10637
                         12735                     10917
                         12649                     10973
                         12609                     10739
                         11469                     10683
                         10911                      9871
                         10865                     10179
                         11568                     10674
DEC-90                   11890                     10796
                         12407                     10846
                         13295                     10876
                         13617                     11195
                         13649                     11504
                         14238                     11574
                         13585                     11754
                         14219                     11973
                         14556                     12043
                         14312                     12063
                         14504                     12162
                         13920                     12471
DEC-91                   15512                     12614
                         15223                     12825
                         15420                     12825
                         15120                     12899
                         15564                     12889
                         15640                     12815
                         15407                     12741
                         16037                     13131
                         15709                     13279
                         15893                     13385
                         15948                     13490
                         16491                     13026
DEC-92                   16693                     13288
                         16833                     13566
                         17062                     13655
                         17423                     13588
                         17001                     13766
                         17456                     13944
                         17507                     14333
                         17437                     14613
                         18099                     14781
                         17960                     14881
                         18331                     15104
                         18156                     15271
DEC-93                   18376                     15644
                         19001                     15825
                         18484                     15764
                         17678                     15801
                         17904                     15970
                         18198                     16078
                         17752                     16223
                         18334                     16380
                         19086                     16658
                         18618                     16754
                         19037                     16682
                         18344                     16561
DEC-94                   18616                     16760
                         19098                     17077
                         19843                     17280
                         20428                     17394
                         21029                     17279
                         21870                     17393
                         22373                     17689
                         23111                     18025
                         23181                     18259
                         24159                     18551
                         24072                     18601
                         25129                     18906
DEC-95                   25614                     19113
                         26484                     19329
                         26730                     19613
                         26987                     19842
                         27383                     19991
                         28090                     20221
                         28196                     20316
                         26950                     20180
                         27519                     20436
                         29068                     20626
                         29870                     20626
                         32129                     20843
DEC-96                   31493                     21014
                         33461                     21148
                         33722                     21148
                         32336                     21252
                         34266                     21222
                         36353                     21744
                         37982                     22072
                         41005                     22280
                         38709                     22681
                         40830                     22858
                         39466                     22963
                         41294                     23305
DEC-97                   42004                     23461
                         42470                     23295
                         45532                     23660
                         47863                     23677
                         48347                     24058
                         47515                     24041
                         49444                     24522
                         48920                     24505
                         41846                     23228
                         44529                     23045

Note: Westchester Capital Management, Inc. became sole adviser to the Fund in January of 1989. Results for earlier periods are not shown. All figures represent past performance and may not be indicative of future results. The Fund's share price and return will vary, and Investors may have a gain or loss when they redeem their shares.

                                                        AVERAGE ANNUAL TOTAL RETURN
                                                      -------------------------------
                                                      1 YR.   5 YR.   SINCE INCEPTION
                                                      -----   -----   ---------------
The Merger Fund.....................................  0.8%    9.2%         9.0%

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

 SHARES                                                                     VALUE
 ------                                                                  ------------
           COMMON STOCKS -- 109.92%*
           AGRICULTURAL BIOTECHNOLOGY -- 5.67%*
  130,000  DEKALB Genetics Corporation -- Class B(1)...................  $ 11,960,000
  217,000  Monsanto Company(2).........................................    12,233,375
                                                                         ------------
                                                                           24,193,375
                                                                         ------------
           AUTOS -- 7.07%*
  629,300  Chrysler Corporation(1).....................................    30,127,738
                                                                         ------------
           BANKS -- 5.20%*
  208,500  Citicorp(2).................................................    19,377,469
   49,100  Crestar Financial Corporation(3)............................     2,786,425
                                                                         ------------
                                                                           22,163,894
                                                                         ------------
           BROADCASTING -- 3.24%*
  353,000  Tele-Communications, Inc. -- Class A**(2)...................    13,811,125
                                                                         ------------
           COMPUTER SERVICES -- 4.08%*
  300,000  Icon CMT Corp.**............................................     3,337,500
  417,400  Stratus Computer, Inc.**(2).................................    14,061,163
                                                                         ------------
                                                                           17,398,663
                                                                         ------------
           CONSUMER FINANCE -- 1.38%*
  562,203  Advanta Corp. -- Class B(3).................................     5,903,131
                                                                         ------------
           ELECTRIC UTILITIES -- 6.62%*
1,067,800  MidAmerican Energy Holdings Company(2)......................    28,229,963
                                                                         ------------
           ELECTRONIC PRODUCTS & DISTRIBUTION -- 3.83%*
  207,800  AMP Incorporated(1).........................................     7,428,850
  257,500  Berg Electronics Corp.**(2).................................     8,915,937
                                                                         ------------
                                                                           16,344,787
                                                                         ------------
           ENVIRONMENTAL & INDUSTRIAL SERVICES -- 0.74%*
  275,000  Waste Management International plc -- ADR**(1)..............     3,162,500
                                                                         ------------
           FIBER OPTICS -- 1.14%*
  338,250  CIENA Corporation**.........................................     4,841,203
                                                                         ------------
           FOOD RETAILERS -- 5.83%*
  105,000  American Stores Company(3)..................................     3,379,687
  497,400  Giant Food Inc. -- Class A(2)...............................    21,481,463
                                                                         ------------
                                                                           24,861,150
                                                                         ------------
           GIFTWARE -- 0.34%*
   73,554  Syratech Corporation(1)(5)..................................     1,471,080
                                                                         ------------
           HOTELS & GAMING -- 0.21%*
   38,000  Harveys Casino Resorts(1)...................................       909,625
                                                                         ------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998

 SHARES                                                                     VALUE
 ------                                                                  ------------
           INSURANCE  -- 23.09%*
  762,000  ALLIED Group, Inc.(1).......................................  $ 36,623,625
   74,000  ALLIED Life Financial Corporation...........................     2,192,250
  472,300  American Bankers Insurance Group, Inc.(3)...................    20,072,750
   20,000  General Re Corporation(3)...................................     4,060,000
  134,700  Life Re Corporation(1)......................................    12,383,981
  300,000  Summit Holding Southeast, Inc.**............................     9,862,500
  217,200  SunAmerica Inc.(2)..........................................    13,249,200
                                                                         ------------
                                                                           98,444,306
                                                                         ------------
           INTEGRATED OIL COMPANIES -- 3.34%*
  264,400  Amoco Corporation(2)........................................    14,244,550
                                                                         ------------
           LEISURE & RECREATIONAL PRODUCTS -- 6.94%*
   87,200  The Coleman Company, Inc.**(1)..............................       806,600
  507,100  PolyGram NV -- NYS(1).......................................    28,777,925
                                                                         ------------
                                                                           29,584,525
                                                                         ------------
           MEDICAL INFORMATION SYSTEMS -- 2.14%*
  380,200  IMNET Systems, Inc.**(2)....................................     9,124,800
                                                                         ------------
           MEDICAL SUPPLIES & DEVICES -- 12.42%*
  520,000  DePuy, Inc.(1)..............................................    18,200,000
  278,000  Marquette Medical Systems, Inc.**(1)........................    12,075,625
  457,100  Physio-Control International Corporation**..................    12,570,250
  243,100  United States Surgical Corporation(1).......................    10,134,231
                                                                         ------------
                                                                           52,980,106
                                                                         ------------
           OIL & GAS EXPLORATION -- 0.95%*
  175,000  Northstar Energy Corporation**(2)(4)........................     1,221,170
  284,400  Triton Energy Limited(2)....................................     2,826,225
                                                                         ------------
                                                                            4,047,395
                                                                         ------------
           OILFIELD EQUIPMENT & SERVICES -- 0.72%*
  107,000  Halliburton Company.........................................     3,056,187
                                                                         ------------
           REAL ESTATE INVESTMENT TRUSTS -- 1.54%*
  383,858  Meditrust Companies(1)......................................     6,549,577
                                                                         ------------
           SAVINGS & LOANS -- 4.08%*
  243,300  H.F. Ahmanson & Company(2)..................................    13,503,150
  442,700  Coast Federal Litigation Contingent Payment Rights
             Trust**(6)................................................     3,901,294
                                                                         ------------
                                                                           17,404,444
                                                                         ------------
           SPECIALTY CHEMICALS -- 4.75%*
  293,300  BetzDearborn Inc.(2)........................................    20,274,363
                                                                         ------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998

 SHARES                                                                     VALUE
 ------                                                                  ------------
           TRANSPORTATION -- 4.16%*
  380,600  XTRA Corporation(1).........................................  $ 17,721,688
                                                                         ------------
           TRAVEL-RELATED SERVICES -- 0.44%*
  159,800  Cendant Corporation**(3)....................................     1,857,675
                                                                         ------------
           TOTAL COMMON STOCKS (Cost $524,232,925).....................   468,707,850
                                                                         ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
PUT OPTIONS PURCHASED -- 0.75%*
    2,730  AT&T Corp.
             Expiration October 1998, Exercise Price $70.00 (Cost
             $3,558,570)...............................................     3,173,625
                                                                         ------------
           TOTAL INVESTMENTS
             (Cost $527,791,495).......................................  $471,881,475
                                                                         ============

------------------------------

*    Calculated as a percentage of net assets.
**   Non-income producing security.
NYS -- New York Shares
(1) All or a portion of the shares have been committed as collateral for open short positions.
(2) All or a portion of the shares have been committed as collateral for the credit facility.
(3) All or a portion of the shares have been committed as collateral for foreign currency contracts.
(4)  Foreign security.
(5)  Fair-valued security.
(6)  Litigation settlement rights.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30,1998

SHARES                                                                    VALUE
------                                                                 ------------
    820  AT&T Corp. .................................................  $     47,919
 66,200  Albertson's, Inc. ..........................................     3,583,075
249,550  American Home Products Corporation..........................    13,070,181
185,825  American International Group, Inc. .........................    14,308,525
312,950  Ascend Communications, Inc. ................................    14,239,225
     70  Berkshire Hathaway Inc. -- Class A..........................     4,172,000
174,800  British Petroleum Company plc -- ADR........................    15,251,300
 58,100  Daimler-Benz AG(1)..........................................     4,859,627
332,066  Daimler-Benz AG -- ADR......................................    27,208,658
 39,750  Devon Energy Corporation....................................     1,309,266
319,328  HBO & Company...............................................     9,220,596
107,000  Halliburton Company.........................................     3,056,187
220,550  Medtronic, Inc. ............................................    12,764,331
 96,000  Qwest Communications International Inc. ....................     3,006,000
 49,500  Sunbeam Corporation.........................................       346,500
 47,100  SunTrust Banks, Inc. .......................................     2,920,200
521,250  Travelers Group Inc. .......................................    19,546,875
184,900  Tyco International Ltd. ....................................    10,215,725
408,450  Washington Mutual, Inc. ....................................    13,785,187
                                                                       ------------
         TOTAL SECURITIES SOLD SHORT
           (Proceeds $197,651,762)                                     $172,911,377
                                                                       ============

------------------------------
(1) Foreign security.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30,1998

CONTRACTS (100 SHARES PER CONTRACT)                                             VALUE
-----------------------------------                                           ----------
CALL OPTIONS
                AMP Incorporated(1)
      300        Expiration October 1998, Exercise Price $35.00.............  $   84,375
                CIENA Corporation
      961        Expiration October 1998, Exercise Price $15.00.............     108,113
    2,296        Expiration October 1998, Exercise Price $12.50(1)..........     545,300

STRUCTURED OPTION PACKAGES
                HBO & Company(1)(2)
    3,802        Expiration November 1998, Exercise Price $30.00, $22.50....     490,458
                Qwest Communications International Inc.(1)(3)
    3,000        Expiration December 1998, Exercise Price $37.50, $27.00....     426,000
                                                                              ----------
                TOTAL OPTIONS WRITTEN
                (Premiums received $1,632,021)..............................  $1,654,246
                                                                              ==========

------------------------------

(1) Fair-valued security.
(2) Multiplier for exposure to underlying security is .84, or an equivalent of 319,328 shares.
(3) Multiplier for exposure to underlying security is .32, or an equivalent of 96,000 shares.

                       See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS:
  Investments, at value (Cost $527,791,495).................                    $471,881,475
  Deposit at brokers for short sales........................                      17,483,969
  Receivable from brokers for proceeds on securities sold
     short..................................................                     196,346,160
  Receivable for investments sold...........................                      30,979,470
  Dividends receivable......................................                         286,931
  Other receivables.........................................                          86,334
                                                                                ------------
          Total Assets......................................                     717,064,339
                                                                                ------------
LIABILITIES:
  Loan payable (Note 10)....................................    $ 97,480,000
  Securities sold short, at value (Proceeds of $197,651,762)
     See accompanying schedule..............................     172,911,377
  Payable for investment securities purchased...............       2,975,500
  Payable to custodian......................................      13,187,593
  Payable for forward currency exchange contracts...........       1,059,548
  Options written, at value (Premiums received $1,632,021)
     See accompanying schedule..............................       1,654,246
  Accrued interest payable..................................         726,337
  Investment advisory fee payable...........................         376,167
  Distribution fees payable.................................          36,917
  Dividends payable on short positions......................          62,149
  Accrued expenses and other payables.......................         202,141
                                                                ------------
          Total Liabilities.................................                     290,671,975
                                                                                ------------
NET ASSETS..................................................                    $426,392,364
                                                                                ============
NET ASSETS Consist Of:
  Accumulated undistributed net investment income...........                    $  5,458,760
  Accumulated undistributed net realized gain on investments sold, securities sold short and option contracts
     expired or closed......................................                      21,084,792
  Net unrealized appreciation (depreciation) on:
     Investments and foreign currency related items.........                     (55,909,715)
     Short positions........................................                      24,740,385
     Written options........................................                         (22,225)
     Forward currency exchange contracts....................                      (1,059,548)
  Paid-in capital...........................................                     432,099,915
                                                                                ------------
          Total Net Assets..................................                    $426,392,364
                                                                                ============
NET ASSET VALUE, offering price and redemption price per
  share ($426,392,364/30,667,591 shares of beneficial
  interest outstanding).....................................                          $13.90
                                                                                      ======

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
  Interest..................................................                       $  9,940,077
  Dividend income on long positions
     (net of foreign withholding taxes of $85,948)..........                         11,892,956
                                                                                   ------------
     Total investment income................................                         21,833,033
                                                                                   ------------
EXPENSES:
  Investment advisory fee...................................    $  4,722,291
  Distribution fees.........................................         708,635
  Transfer agent and shareholder servicing agent fees.......         177,915
  Federal and state registration fees.......................          59,008
  Professional fees.........................................         149,215
  Trustees' fees and expenses...............................          21,567
  Custody fees..............................................         139,001
  Administration fee........................................         195,701
  Reports to shareholders...................................          84,295
  Other.....................................................          33,618
                                                                ------------
     Total operating expenses before interest expense and
       dividends on short positions.........................                          6,291,246
  Interest expense..........................................                          4,770,330
  Dividends on short positions (net of foreign withholding
     taxes of $3,526).......................................                          4,338,295
                                                                                   ------------
     Total expenses.........................................                         15,399,871
                                                                                   ------------
NET INVESTMENT INCOME.......................................                          6,433,162
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Long transactions and foreign currency related items...      42,793,561
     Short transactions.....................................         447,521
     Option contracts expired or closed.....................     (11,075,238)
     Forward currency exchange contracts....................         584,322
                                                                ------------
     Net realized gain......................................                         32,750,166
  Change in unrealized (depreciation) appreciation on:
     Investments and foreign currency related items.........                        (71,774,414)
     Short positions........................................                         37,164,087
     Written options........................................                           (345,063)
     Forward currency exchange contracts....................                         (1,030,668)
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                         (3,235,892)
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                       $  3,197,270
                                                                                   ============

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of Capital Shares.....................................  $   208,258,666
Repurchases of Capital Shares...............................     (229,499,670)
                                                              ---------------
Cash Provided by Capital Share Transactions.................      (21,241,004)
Cash Provided by Borrowings.................................      106,308,739
Distributions Paid in Cash*.................................       (1,550,787)
                                                              ---------------
                                                                                 $ 83,516,948
                                                                                 ------------

CASH (USED) PROVIDED BY OPERATIONS:
Purchases of Investments....................................   (3,121,016,773)
Net Proceeds from Short-Term Investments....................                0
Proceeds from Sales of Investments..........................    3,004,598,979
                                                              ---------------
                                                                 (116,417,794)
                                                              ---------------
Increase in Deposit at Brokers and Custodian for Short
  Sales.....................................................       26,188,685
Net Investment Income.......................................        6,433,162
Net Change in Receivables/Payables Related to Operations....          278,999
                                                              ---------------
                                                                   32,900,846     (83,516,948)
                                                              ---------------    ------------
Net Increase in Cash........................................                                0
Cash, Beginning of Year.....................................                                0
                                                                                 ------------
Cash, End of Year...........................................                     $          0
                                                                                 ============

------------------------------

*Non-cash financing activities include reinvestment of dividends of $43,453,261.

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                           FISCAL YEAR ENDED       TEN MONTHS ENDED
                                                           SEPTEMBER 30, 1998     SEPTEMBER 30, 1997
                                                           ------------------     ------------------
Net investment income....................................     $  6,433,162           $    507,738
Net realized gain on investments sold, forward currency
  exchange contracts, securities sold short and option
  contracts expired or closed............................       32,750,166             41,019,184
Change in unrealized (depreciation) appreciation of
  investments, forward currency exchange contracts, short
  positions and written options..........................      (35,986,058)               667,095
                                                              ------------           ------------
Net increase in net assets resulting from operations.....        3,197,270             42,194,017
                                                              ------------           ------------
Distributions to shareholders from:
  Net investment income..................................         (813,613)            (5,757,534)
  Net realized gains.....................................      (44,190,435)           (38,089,672)
                                                              ------------           ------------
  Total dividends and distributions......................      (45,004,048)           (43,847,206)
                                                              ------------           ------------
Net increase (decrease) in net assets from capital share
  transactions (Note 6)..................................       22,212,257            (41,443,872)
                                                              ------------           ------------
Net decrease in net assets...............................      (19,594,521)           (43,097,061)

NET ASSETS:
Beginning of period......................................      445,986,885            489,083,946
                                                              ------------           ------------
End of period (including accumulated undistributed net
  investment income of $5,458,760 and $589,493,
  respectively)..........................................     $426,392,364           $445,986,885
                                                              ============           ============

                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS

 Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                   YEAR            TEN MONTHS
                                                   ENDED              ENDED                YEAR ENDED NOVEMBER 30,
                                               SEPTEMBER 30,      SEPTEMBER 30,      ------------------------------------
                                                   1998               1997             1996          1995          1994
                                               -------------      -------------      --------      --------      --------
Net Asset Value, beginning of period.....          $15.35             $15.41           $14.87        $13.72        $13.70
Income from investment operations:
  Net investment income..................            0.20(2)(3)         0.02(2)(3)       0.20(2)(3)    0.08(2)(3)      --(2)(3)
  Net realized and unrealized gain on
    investments..........................           (0.05)              1.35             1.24          1.78          1.08
                                                 --------           --------         --------      --------      --------
  Total from investment operations.......            0.15               1.37             1.44          1.86          1.08
Less distributions:
  Dividends from net investment income...           (0.03)             (0.19)           (0.08)           --            --
  Distributions from net realized
    gains................................           (1.57)             (1.24)           (0.82)        (0.71)        (1.06)
                                                 --------           --------         --------      --------      --------
  Total distributions....................           (1.60)             (1.43)           (0.90)        (0.71)        (1.06)
                                                 --------           --------         --------      --------      --------
Net Asset Value, end of period...........          $13.90             $15.35           $15.41        $14.87        $13.72
                                                 ========           ========         ========      ========      ========
Total Return.............................            0.82%              9.68%(5)        10.26%        14.26%         8.41%
Supplemental Data and Ratios:
  Net assets, end of period (000's)......        $426,392           $445,987         $489,084      $243,082      $170,344
  Ratio of operating expenses to average
    net assets...........................            1.33%(1)           1.36%(1)(6)      1.36%(1)      1.41%(1)      1.58%(1)
  Ratio of interest expense and dividends
    on short positions to average net
    assets...............................            1.93%              2.93%(6)         0.95%         2.42%         1.72%
  Ratio of net investment income (loss)
    to average net assets................            1.36%              0.13%(6)         1.36%         0.57%        (0.03)%
  Portfolio turnover rate................          355.38%            271.24%          276.99%       290.48%       390.34%(4)

------------------------------
(1) For the year ended September 30, 1998, the ten months ended September 30, 1997, and for the years ended November 30, 1996, 1995, and 1994, the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the year ended September 30, 1998, the ten months ended September 30, 1997, and for the years ended November 30, 1996, 1995, and 1994, were 3.26%, 4.29%, 2.31%, 3.83% and 3.30%, respectively.
(2) Net investment income before interest expense and dividends on short positions for the year ended September 30, 1998, the ten months ended September 30, 1997, and for the years ended November 30, 1996, 1995, and 1994 was $0.49, $0.38, $0.35, $0.42, and $0.21, respectively.
(3) Net investment income (loss) per share represents net investment income for the respective year divided by the monthly average shares of beneficial interest outstanding throughout each year.
(4) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (including both long and short positions). The denominator includes the average long position throughout the year.
(5) Not annualized.
(6) Annualized.

                     See notes to the financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

NOTE 1 -- ORGANIZATION

     The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations. Effective December 1, 1996 the Fund's fiscal year end was changed to September 30 from November 30.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

     Investments in securities and commodities (including options) are valued at the last sales price on the securities or commodities exchange on which such financial instruments are primarily traded. Securities not listed on an exchange or securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. At September 30, 1998 such long securities represent 0.3% of investments, at value, while such written options represent 93.5% of options written, at value. The investment adviser reserves the right to value securities, including options, at prices other than last-sale prices or the average of current bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the adviser. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Transactions with Brokers for Short Sales

     Cash and liquid securities in the amount of $192,781,232 have been committed as collateral for open short investment positions and specifically identfied in the Fund's records. The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1998

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. Federal Income Taxes

     No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

D. Written Option Accounting

     The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

E. Purchased Option Accounting

     The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

F. Distributions to Shareholders

     Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss and straddle loss deferrals and unrealized gains or losses on Section 1256 contracts, which are realized, for tax purposes, at September 30, 1998. The Fund also utilized earnings

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1998

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

G. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Foreign Securities

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

I. Foreign Currency Translations

     The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

J. When-Issued Securities

     The Fund may sell securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short sale positions. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the market value for when-issued securities.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1998

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. Other

     Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $9,731,401 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

NOTE 3 -- AGREEMENTS

     The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

     Firstar Mutual Fund Services, LLC, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

     Distribution services are performed pursuant to distribution contracts with Mercer Allied Company, L.P. ("Mercer"), the Fund's principal underwriter, and other broker-dealers.

NOTE 4 -- SHORT POSITIONS

     The Fund may sell securities short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

NOTE 5 -- RELATED PARTY TRANSACTIONS

     William H. Bohnett, Esq., a partner of Fulbright & Jaworski L.L.P., serves as a Trustee and Assistant Secretary of the Fund. Fulbright & Jaworski L.L.P. furnishes legal services to the Fund. For the year ended September 30, 1998 the Fund paid $84,749 for such services.

     Certain officers of the Fund are also officers of the Adviser.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1998

NOTE 6 -- SHARES OF BENEFICIAL INTEREST

     The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

     Changes in shares of beneficial interest were as follows:

                                               YEAR ENDED                   TEN MONTHS ENDED
                                           SEPTEMBER 30, 1998              SEPTEMBER 30, 1997
                                      -----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ------------   --------------   ------------   --------------
        Sold........................   14,330,739    $ 208,258,666      8,129,829    $ 117,907,516
        Issued as reinvestment of
          dividends.................    3,071,709       43,453,261      2,826,841       39,886,639
        Redeemed....................  (15,780,835)    (229,499,670)   (13,652,842)    (199,238,027)
                                      -----------    -------------    -----------    -------------
        Net increase (decrease).....    1,621,613    $  22,212,257     (2,696,172)   $ (41,443,872)
                                      ===========    =============    ===========    =============

     Effective June 1, 1996, through the fiscal year ended September 30, 1998, The Merger Fund was closed to new investors.

NOTE 7 -- INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended September 30, 1998 (excluding short-term investments, options and short positions) aggregated $1,936,484,658 and $1,862,631,260, respectively.

     At September 30, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes were:

        Appreciation................................................  $ 13,475,622
        (Depreciation)..............................................   (73,519,812)
                                                                      ------------
        Net unrealized depreciation on investments..................  $(60,044,190)
                                                                      ============

     At September 30, 1998, the cost of investments for federal income tax purposes was $531,925,665. The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1998

NOTE 8 -- OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written during the year ended September 30, 1998, were as follows:

                                                                       PREMIUM       NUMBER OF
                                                                        AMOUNT       CONTRACTS
                                                                     ------------    ---------
        Options outstanding at September 30, 1997..................  $  2,294,272      17,002
        Options written............................................    43,883,831     123,339
        Options closed.............................................   (26,852,558)    (87,985)
        Options exercised..........................................   (14,961,160)    (33,408)
        Options expired............................................    (2,732,364)     (8,589)
                                                                     ------------     -------
        Options outstanding at September 30, 1998..................  $  1,632,021      10,359
                                                                     ============     =======

NOTE 9 -- DISTRIBUTION PLAN

     The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate its principal underwriter, Mercer, and any other broker-dealers with whom Mercer or the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 1998, the Fund incurred $708,635 pursuant to the Plan.

     The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

NOTE 10 -- CREDIT FACILITY

     Custodial Trust Company has made available to the Fund a $230 million credit facility pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. For the period October 1, 1997 to December 31, 1997, the interest rate on the outstanding principal amount was the Federal Funds Rate plus 0.625%. The interest rate changed on January 1, 1998 to the Federal Funds Rate plus 1.00% (weighted average rate of 6.47% during the year ended September 30, 1998). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended September 30, 1998, the Fund had an outstanding average daily balance of $73,741,082. The maximum amount outstanding during the year ended September 30, 1998, was $141,700,000. Interest expense amounted to $4,836,371 for the year ended September 30, 1998. At September 30, 1998, the Fund had a loan payable balance of $97,480,000 and the securities collateralizing the Agreement amounted to $196,455,245.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1998

NOTE 11 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     At September 30, 1998, the Fund had entered into "position hedge" forward currency exchange contracts that obligate the Fund to deliver and receive currencies at specified future dates. The net unrealized depreciation of $1,059,548 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

     SETTLEMENT                 CURRENCY TO               U.S. $ VALUE AT            CURRENCY TO           U.S. $ VALUE AT
        DATE                    BE DELIVERED             SEPTEMBER 30, 1998          BE RECEIVED          SEPTEMBER 30, 1998
     ----------                 ------------             ------------------          -----------          ------------------
      10/15/98         58,316,500 Netherland Guilders       $30,964,117        30,027,099 U.S. Dollars       $30,027,099
      11/16/98          1,897,500 British Pounds              3,215,265         3,092,735 U.S. Dollars         3,092,735
                                                            -----------                                      -----------
                                                            $34,179,382                                      $33,119,834
                                                            ===========                                      ===========

NOTE 12 -- INCOME TAX INFORMATION

     The Fund hereby designates the following amounts as 20% and 28% rate capital gain distributions for purposes of the dividends paid deduction.

Capital Gains Taxed at 20%..................................   $  438,645
Capital Gains Taxed at 28%..................................      968,453
                                                               ----------
Total Long-term Capital Gains...............................   $1,407,098
                                                               ==========

NOTE 13 -- SUBSEQUENT EVENTS

     On October 14, 1998, The Merger Fund reopened to new investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Merger Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of options written and of securities sold short, and the related statements of operations, of cash flows and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 1998, the results of its operations, the results of its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, except for the year ended November 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of The Merger Fund for the year ended November 30, 1994 were audited by other independent accountants whose report dated December 21, 1994 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
November 13, 1998

INVESTMENT ADVISER
      Westchester Capital Management, Inc.
      100 Summit Lake Drive
      Valhalla, NY 10595
      (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
      PAYING AGENT, AND SHAREHOLDER
      SERVICING AGENT
      Firstar Mutual Fund Services, LLC
      615 East Michigan Street
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

CUSTODIAN
      Firstar Bank Milwaukee, N.A.
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

TRUSTEES
      Frederick W. Green
      William H. Bohnett
      Michael J. Downey
      James P. Logan III
      Frank A. McDermott, Jr.

EXECUTIVE OFFICERS
      Frederick W. Green, President
      Bonnie L. Smith, Vice President, Treasurer and Secretary

COUNSEL
      Fulbright & Jaworski L.L.P.
      666 Fifth Avenue
      New York, NY 10103

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      100 East Wisconsin Avenue
      Milwaukee, WI 53202

                          [THE MERGER FUND(R) LOGO]

                                 ANNUAL REPORT

                               SEPTEMBER 30, 1998